UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 23, 2007
                        ---------------------------------
                        (Date of earliest event reported)


                        AMERICAN TECHNICAL CERAMICS CORP.
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             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                       1-9125                   11-2113382
-----------------------------        --------------          -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                  ONE NORDEN LANE, HUNTINGTON STATION, NY 11746
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                    (Address of Principal Executive Offices)


                                 (631) 622-4700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the
    Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement

     On August 23, 2007, American Technical Ceramics Corp. (the "Company") and Stepar Leasing, LLC, a company owned by Victor Insetta, the Company's President, Chief Executive Officer, Chairman of the Board and principal stockholder ("Stepar Leasing"), entered into a letter agreement (the "Letter Agreement") confirming in writing, as required by the Lease, dated September 1, 2002, between the Company, as tenant, and Stepar Leasing, as landlord, relating to the premises occupied by the Company at 15 Stepar Place, Huntington Station, New York (the "Lease"), their agreement that the annual net rental payable during the first renewal term under the Lease will remain $454,690, the annual net rental currently payable by the Company under the Lease. The Company previously exercised its first renewal option under the Lease extending the terms thereunder to September 1, 2012. Pursuant to the terms of the Lease, the annual net rental for the first renewal term is to be the greater of (i) the annual net rental payable by the Company during calendar year 2006, and (ii) the fair market value rental of the premises to be determined jointly by the Company and Stepar Leasing.

Item 2.02 Results of Operations and Financial Condition

     On August 24,  2007,  the  Company  issued a press  release,  furnished  as
Exhibit 99.1 and incorporated herein by reference, announcing its financial results for its fourth fiscal quarter for the fiscal year ending June 30, 2007. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

The following exhibit is furnished with this report:

Exhibit No.          Description
-----------          -----------

99.1                 Press Release, dated August 24, 2007

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               AMERICAN TECHNICAL CERAMICS CORP.
                                               ---------------------------------
                                                          (Registrant)



                                                       /S/ ANDREW R. PERZ
                                               ---------------------------------
Date: August 24, 2007                                     Andrew R. Perz
                                                     Vice President, Finance
                                                 (Principal Accounting Officer)

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.          Description
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99.1                 Press Release, dated August 24, 2007